RIVERNORTH FUNDS
RiverNorth Core Opportunity Fund
(Ticker Symbols RNCOX and RNCIX)
June 12, 2015

SUPPLEMENT TO PROSPECTUS DATED
January 28, 2015

The RiverNorth Core Opportunity Fund to Alter Dividend Payment Schedule

At a meeting of the Board of Trustees (the "Board") of RiverNorth Funds held on May 13, 2015, the Board approved a change to the dividend payment schedule for the RiverNorth Core Opportunity Fund (the “Fund”). Effective June 30, the Fund will make dividend distributions on a quarterly, rather than annual, basis.

Therefore, all references to annual dividend payments, but especially those in the prospectus section entitled "Dividends, Distribution and Taxes", under the sub-heading Dividends and Distributions are amended accordingly.

RIVERNORTH FUNDS
c/o ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203
1-888-848-7569

Please retain this supplement with your Prospectus for future reference.